Exhibit 99.1

FOR IMMEDIATE RELEASE

For more information contact:

Susan Martin, Media Contact

310-231-4142 or smartin@kbhome.com

Or

Katoiya Marshall, Investor Relations Contact

310-893-7446 or kmarshall@kbhome.com

KB HOME REPORTS 25% INCREASE IN PRELIMINARY QUARTER-TO-DATE NET ORDERS WITH NET ORDER VALUE OF $519 MILLION UP 26%

LOS ANGELES—(BUSINESS WIRE)— KB Home (NYSE: KBH), one of the nation’s largest and most recognized homebuilders, today reported preliminary quarter-to-date net order and community count information for its first fiscal quarter of 2015. Net orders for new homes were 1,499 quarter-to-date through February 6, 2015, representing an increase of 25%, compared to net orders of 1,201 through February 7 in the first quarter of last year. The current year quarter-to-date net order value rose 26% to $519.2 million, up from $413.7 million in the year earlier quarter-to-date period. The Company has opened 19 new communities quarter-to-date through February 6, 2015. At the start of the quarter, the Company had 227 communities open for sales, up 19% from 191 communities at the same time a year ago.

“We have achieved significant year-over-year increases in our net orders and net order value driven primarily by the successful execution of our community count growth strategy,” said Jeffrey Mezger, president and chief executive officer of KB Home. “Based on our expanding community count and the strength of our recent net order results, we are optimistic about the spring selling season. We believe the momentum of these favorable trends, in combination with our solid backlog, support a positive revenue outlook for the remainder of the year, particularly in the third and fourth quarters.”

About KB Home

KB Home is one of the largest and most recognized homebuilding companies in the United States. Since its founding in 1957, the company has built more than half a million quality homes. KB Home is distinguished by its unique homebuilding approach to provide homebuyers optimal value and choice, enabling each buyer to customize their new home from lot location to floor plan and elevation to structural options and design features. KB Home is a leader in utilizing state-of-the-art sustainable building practices. All KB homes are built to be highly energy efficient, helping to lower monthly utility costs, which the company demonstrates with its proprietary KB Home Energy Performance Guide® (EPG®). KB Home has been named an ENERGY STAR® Partner of the Year Sustained Excellence Award winner for four straight years and a WaterSense® Partner of the Year for four consecutive years. A FORTUNE 1,000 company, Los Angeles-based KB Home was the first homebuilder listed on the New York Stock Exchange, and trades under the ticker symbol “KBH.” For more information about KB Home’s new home communities, call 888-KB-HOMES or visit www.kbhome.com.

Forward-Looking and Cautionary Statements

Certain matters discussed in this press release, including any statements that are predictive in nature or concern future market and economic conditions, business and prospects, our future financial and operational performance, or our future actions and their expected results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about our operations, economic and market factors, and the homebuilding industry, among other things. These statements are not guarantees of future performance, and we have no specific policy or intention to update these statements. Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. The most important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to the following: general economic, employment and business conditions; population growth, household formations and demographic trends; adverse market conditions, including an increased supply of unsold homes, declining home prices and greater foreclosure and short sale activity, among other things, that could negatively affect our consolidated financial statements, including due to additional impairment or land option contract abandonment charges, lower revenues and operating and other losses; conditions in the capital, credit and financial markets (including residential mortgage lending standards, the availability of residential mortgage financing and mortgage foreclosure rates); material prices and availability; subcontracted trade labor costs and availability; changes in interest rates; inflation; our debt level, including our ratio of debt to capital, and our ability to adjust our debt level, maturity schedule and structure and to access the equity, credit, capital or other financial markets or other external financing sources, including raising capital through the public or private issuance of common stock, debt or other securities, and/or project financing, on favorable terms; our compliance with the terms and covenants of our revolving credit facility; weak or declining consumer confidence, either generally or specifically with respect to purchasing homes;

competition for home sales from other sellers of new and resale homes, including lenders and other sellers of homes obtained through foreclosures or short sales; weather conditions, significant natural disasters and other environmental factors; government actions, policies, programs and regulations directed at or affecting the housing market (including the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act, tax credits, tax incentives and/or subsidies for home purchases, tax deductions for residential mortgage interest payments and property taxes, tax exemptions for profits on home sales, programs intended to modify existing mortgage loans and to prevent mortgage foreclosures and the standards, fees and size limits applicable to the purchase or insuring of mortgage loans by government-sponsored enterprises and government agencies), the homebuilding industry, or construction activities; decisions regarding federal fiscal and monetary policies, including those relating to taxation, government spending, interest rates and economic stimulus measures; the availability and cost of land in desirable areas; our warranty claims experience with respect to homes previously delivered and actual warranty costs incurred, including our warranty claims and costs experience at certain of our communities in Florida; legal or regulatory proceedings or claims; our ability to use/realize the net deferred tax assets we have generated; our ability to successfully implement our current and planned strategies and initiatives with respect to product, geographic and market positioning (including our efforts to expand our inventory base/pipeline with desirable land positions or interests at reasonable cost and to expand our community count, open additional new home communities for sales, sell higher-priced homes and more design options, increase the size and value of our backlog, and our operational and investment concentration in markets in California), revenue growth, asset optimization (including by effectively balancing home sales prices and sales pace in our new home communities), asset activation and/or monetization, local field management and talent investment, containing and leveraging overhead costs, gaining share in our served markets and increasing our housing gross profit margins; consumer traffic to our new home communities and consumer interest in our product designs and offerings, particularly from higher-income consumers; cancellations and our ability to realize our backlog by converting net orders to home deliveries; our home sales and delivery performance, particularly in key markets in California; our ability to generate cash from our operations, enhance our asset efficiency, increase our operating income margin and/or improve our return on invested capital; the manner in which our homebuyers are offered and whether they are able to obtain residential mortgage loans and mortgage banking services, including from Home Community Mortgage, our mortgage banking joint venture with Nationstar Mortgage LLC; the performance of Home Community Mortgage; information technology failures and data security breaches; and other events outside of our control. See our Annual Report on Form 10-K for the fiscal year ended November 30, 2014 and our other filings with the Securities and Exchange Commission for a further discussion of these and other risks and uncertainties applicable to our business.

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